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Exhibit 10.24

AMENDMENT NO. 14 dated as of March 10, 2008 (this "Amendment") to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 as amended by Amendments 1 through 13 thereto, dated as of December 14, 2001, December 31, 2001, March 29, 2002, May 14, 2002, February 5, 2003, August 4, 2003, October 28, 2004, March 1, 2005, March 21, 2006, April 28, 2006, December 8, 2006, March 2, 2007 and July 27, 2007, among Crown Media Holdings, Inc. (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent") (as the same may be further amended, supplemented or otherwise modified, the "Credit Agreement").

INTRODUCTORY STATEMENT

        WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement;

        WHEREAS, the Borrower has requested that the Maturity Date of the Credit Agreement be extended from May 31, 2008 to May 31, 2009;

        WHEREAS, the Borrower and the Lenders have agreed that the Total Commitment shall be decreased from $130,000,000 to $90,000,000 upon the Amendment Effective Date (as defined below) and that the Total Commitment be further decreased as provided in this Amendment; and

        WHEREAS, the Administrative Agent and the Required Lenders have agreed to make certain modifications to the Credit Agreement in order to accommodate the items described in the preceding recitals.

        NOW THEREFORE, the parties hereto hereby agree as follows:

        Section 1.    Defined Terms.    Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

        Section 2.    Amendments to Credit Agreement    Upon the Amendment Effective Date (as defined below):

          (A)  Article 1 of the Credit Agreement is hereby amended by deleting the definition of "Maturity Date" appearing therein and inserting in lieu thereof the following replacement definition:

      ""Maturity Date" shall mean May 31, 2009."

          (B)  Article 1 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of Term Loan Commitment appearing therein:

    "For the avoidance of doubt, the Term Loans were repaid in their entirety on or prior to October 28, 2004 and the Term Loan Commitments were permanently reduced to zero in connection with such repayment."

          (C)  Section 2.2 of the Credit Agreement is hereby amended by adding the following language at the end of Subsection 2.2(b) appearing therein:

    "For the avoidance of doubt, the Term Loans were repaid in their entirety on or prior to October 28, 2004 and the Term Loan Commitments were permanently reduced to zero in connection with such repayment."

          (D)  Section 2.8 of the Credit Agreement is hereby amended by (i) changing the designations appearing before subsections (b) and (c) therein to designations as subsections "(c)" and "(d)", respectively, and (ii) adding the following new subsection (b):

    "(b) The Revolving Credit Commitments shall be automatically and permanently reduced on each of the dates set forth below to the amount set forth opposite such date (unless the Revolving Commitments have been previously reduced to below such amount in accordance with Section 2.8(a)):

Date	Revolving Credit Commitment
June 30, 2008	$60,000,000
September 30, 2008	$50,000,000
March 31, 2009	$45,000,000".

          (E)  Section 12.1 of the Credit Agreement is hereby amended by (i) deleting the "and" appearing at the end of subsection (xiii) appearing therein, (ii) renumbering the existing subsection (xiv) appearing therein as subsection (xv) and (iii) inserting the following new replacement subsection (xiv):

    "(xiv) to accept a revised Hallmark L/C in the face amount of $90,000,000 in connection with the effectiveness of Amendment No. 14 dated as of March 10, 2008 to the Credit Agreement, and".

          (F)  The Revolving Credit Commitment of each of the Lenders is hereby decreased to the amount set forth on Schedule 1 hereto which amends and restates in its entirety Schedule 1 to the Credit Agreement and as a result thereof, the Total Commitment is decreased from $130,000,000 to $90,000,000.

        Section 3.    Conditions to Effectiveness.    The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth below (the date on which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

          (A)  the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor and each of the Lenders (it being understood that, following the effectuation of the assignments referred to below, JPMorgan Chase Bank, N.A. will be the sole Lender);

          (B)  JPMCB or an Affiliate shall have received payment of all fees described in the Fee Letter entered into in anticipation of this Amendment;

          (C)  the representations and warranties in Section 4 hereof shall be true on the Amendment Effective Date as if made on such date;

          (D)  all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius, LLP, counsel for the Agent;

          (E)  the Agent shall have received a fully-executed Assignment and Acceptance between each of the Lenders, as the assignor, and JPMorgan Chase Bank, N.A., as the assignee, pursuant to which such Lenders agree to transfer to JPMorgan Chase Bank, N.A. the entirety of their

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  Revolving Credit Commitments substantially simultaneously with the occurrence of the Amendment Effective Date;

          (F)  the consummation of the assignments described in the foregoing clause (E);

          (G)  the Hallmark L/C shall have been amended pursuant to documentation satisfactory to the Agent which results in (i) the reduction of the face amount of the Hallmark L/C to $90,000,000 and (ii) the extension of the expiry date of the Hallmark L/C to no earlier than June 10, 2009;

          (H)  the Agent shall be satisfied that the aggregate amount of the Obligations which will be outstanding immediately following the Amendment Effective Date shall be less than or equal to the face amount of the Hallmark L/C (as reduced in accordance with the foregoing clause (G)).

        Section 4.    Representations and Warranties of the Credit Parties.    Each Credit Party represents and warrants that:

          (A)  after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

          (B)  after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

        Section 5.    Further Assurances.    At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent shall reasonably request.

        Section 6.    Fundamental Documents.    This Amendment is designated a Fundamental Document by the Agent.

        Section 7.    Full Force and Effect.    Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

        Section 8.    APPLICABLE LAW.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        Section 9.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        Section 10.    Expenses.    The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

        Section 11.    Headings.    The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

        IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

[Signature Pages Follow]

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BORROWER:
CROWN MEDIA HOLDINGS, INC.
By:	/s/ Charles L. Stanford
Name:	Charles L. Stanford
Title:	Executive Vice President & General Counsel

Signature Page to Amendment No. 14

GUARANTORS: CM INTERMEDIARY, LLC CROWN MEDIA UNITED STATES, LLC CITI TEEVEE, LLC DOONE CITY PICTURES, LLC
By:	/s/ Charles L. Stanford
Name:	Charles L. Stanford
Title:	Vice President

Signature Page to Amendment No. 14

LENDER: JPMORGAN CHASE BANK, N.A., individually and as Agent and Issuing Bank
By	/s/ JASON A. RASTOVSKI Name: Jason A. Rastovski Title: Vice President

Signature Page to Amendment No. 14

SCHEDULE 1

Lender	Revolving Credit Commitment	Total Commitment	Percentage
JPMorgan Chase Bank	$90,000,000	$90,000,000	100.00%
TOTAL	$90,000,000	$90,000,000	100.00%

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  Exhibit 10.24
INTRODUCTORY STATEMENT